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                            THIRD AVENUE VALUE FUND

                             THIRD AVENUE SMALL-CAP
                                   VALUE FUND

                                  THIRD AVENUE
                                HIGH YIELD FUND

                               SEMI-ANNUAL REPORT
                                   (Unaudited)
                                  ------------

                                 April 30, 1998


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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At April 30, 1998, the unaudited net asset value attributable to the 58,456,123 common shares outstanding of Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $34.24 per share. This compares with unaudited net asset values of $31.50 per share at January 31, 1998 and $26.29 per share at April 30, 1997 adjusted for distributions to shareholders at the end of calendar 1997. At May 22, 1998, the unaudited net asset value was $33.48 per share.



QUARTERLY ACTIVITY

During the second quarter of fiscal 1998, TAVF established positions in six issues for the first time, of which one, Associates First Capital Corp. Common Stock, was received as a spin-off to holders of Ford Motor Co. Common Stock. Fourteen existing positions were increased during the quarter. One position, CapMac Holdings, Inc. Common Stock, was eliminated when that company was merged into MBIA, Inc. in a transaction which involved an exchange of common stocks. Principal portfolio changes during the quarter were as follows:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
13,104 shares                       Associates First Capital Corp.
                                    Common Stock

475,100 shares                      AVX Corp. Common Stock
                                    ("AVX Common")

850,000 shares                      Nabors Industries, Inc. Common Stock
                                    ("Nabors Common")

27,600 shares                       National Media Corp. Common Stock
                                    ("National Media Common")

1,079,000 shares                    Toyoda Automatic Loom Works, Ltd
                                    Common Stock ("Toyoda Common")

276,600 shares                      ValueVision International, Inc. Class A
                                    Common Stock ("ValueVision Common")


                                       1


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS
$50,000,000 notional amount         Japanese Yen Put Options
                                    ("Japanese Yen Put Options")

$11,723,877                         Montgomery Ward Trade Claims
                                    ("Ward Trade Claims")

157,500 shares                      Alexander & Baldwin, Inc. Common Stock
                                    ("Alexander & Baldwin Common")

78,000 shares                       American Physicians Service Group, Inc.
                                    Common Stock ("American Physicians Common")

337,000 shares                      FSI International, Inc. Common Stock
                                    ("FSI Common")

104,675 shares                      MBIA Inc. Common Stock

2,725,000 shares                    Mitsui Marine & Fire Insurance Co., Ltd.
                                    Common Stock ("Mitsui Common")

1,205,800 shares                    Silicon Valley Group, Inc. Common  Stock
                                    ("Silicon Valley Common")

449,500 shares                      SpeedFam International, Inc. Common
                                    ("SpeedFam Common")

300,000 shares                      The Chiyoda Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Chiyoda Common")

3,113,000 shares                    The Long-Term Credit Bank of Japan, Ltd.
                                    Common Stock ("LTCB Common")

35,000 shares                       The Nissan Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Nissan Common")

985,000 shares                      The Yasuda Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Yasuda Common")

200,000 shares                      3Com Corp. Common Stock ("3Com Common")


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    POSITIONS ELIMINATED
223,900 shares                      CapMac Holdings Inc. Common Stock


AVX is a well-financed manufacturer of passive electronic components: capacitors, resistors, filters, and the like. The electronic components industry is fairly cyclical in nature and is undergoing some difficulties near term, but longer term, the outlook for components seems bright. While AVX is working toward reducing its reliance on palladium in favor of nickel and copper, financial results have been negatively impacted by the skyrocketing price of palladium, a chief raw material used in the manufacture of ceramic capacitors. Palladium spot prices have soared to an 18-year high recently, from a low of around $150 per troy ounce last May to roughly $350 per troy ounce, substantially driving up AVX's cost of goods. Longer term, we believe demand for the passive components that AVX makes will be driven by increased use in electronic devices, such as cellular phones, appliances and electronics in automobiles. At December 31, 1997, AVX's cash and equivalents alone totaled 90% of book liabilities.

ValueVision had been scheduled to merge with National Media. The transaction is now "on hold." The Fund's position in both common stocks is teeny.

I am one of the founders of Nabors and still am a relatively large stockholder and a director. I think the company is superbly managed by a team headed by Gene Isenberg. Nabors Common was acquired at less than one-half the price the common reached earlier this year, with the decline apparently attributable mostly to cutbacks in oil drilling occasioned by declines in crude prices. Nabors, an oil service company, is the largest contract land driller in the lower 48 States, Canada and Alaska. It also has extensive interests throughout the world. Nabors is, of course, extremely well-financed. The one problem I have with the Nabors investment revolves around the possibility that over the real long term, demand for automotive fuel will decline as automotive fuel economy increases. Toyota
Motors is selling token amounts of the Prius car in Japan, a hybrid electric-gasoline powered vehicle that gets 70 miles per gallon. The demand for the Prius is heavy. Meanwhile, oil demand has generally been increasing and ought to continue to increase over the next 3 to 5 years. No matter what the future holds, I have a reasonable degree of confidence that the Nabors management is skilled enough, and alert enough, to deploy, or redeploy its high quality resource base productively over the long term, whether in oil service, or elsewhere.


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While I think that the bulk of the Fund's  investments  in Japan qualify as safe and cheap, this probably would be less true were TAVF to be involved with currency fluctuations between the U.S. Dollar and Japanese Yen. To minimize currency risk, the Fund has been acquiring, at what appears to be nominal prices, out-of-the money Japanese Yen Put Options. During the quarter we increased our currency hedge by a $50,000,000 notional amount to $150,000,000. TAVF is protected in the event that the value of the Yen relative to the Dollar really nosedives, although the Fund is unprotected basically if the Yen falls in value relative to the dollar, by 7%-10%. I have signed off on the proposition that Japan will remain a politically stable industrial democracy for the foreseeable future. In the interim, though, many fluctuations seem possible, especially in the relative value of the Japanese Yen.

Sometimes, but hopefully not frequently, TAVF departs from its investment standards. The acquisition of LTCB Common seems to be one of these times. LTCB Common appears to be cheap, selling at maybe 50% to 60% of pro-forma book value, but it is not safe given the huge amount of present and potential non-performing loans this giant bank may have to rationalize. Also, LTCB conceivably could have difficulty rolling over outstanding debentures which are part of the bank's capitalization as these instruments mature. Specifically, while there probably is no danger that this bank will be shut down, there may be considerable risk that LTCB Common will be wiped out or be subject to massive dilution if there is to be a recapitalization.

A primary reason for our speculating in LTCB Common is that LTCB Common ought to have a huge upside potential based on its Strategic Alliance with Swiss Bank Corporation. The core of the Strategic Alliance is to use three Japan-based joint ventures to become involved in asset management, investment banking and private banking in Japan and around the world. The prospects for asset management in Japan may be particularly enticing. On April 15, LTCB and Swiss Bank Corporation announced that each now owns 50% of a newly-formed company, LTCB UBS Brinson Co., Ltd. Brinson, a quantitative money manager, seems to have been super-successful in obtaining funds to manage in the U.S.

In the early 1990's when U.S. depository institutions were as troubled as Japanese depository institutions are today, Third Avenue was very successful in investing in depository institutions at prices usually no greater than 70% of pro-forma book value. We observed at that time that since banks were so undercapitalized, it made much more sense to buy common stocks directly from banks rather than from stockholders. By buying directly from banks, TAVF contributed to solving the problem of capital inadequacy. Further, the ability to undertake "due diligence" investiga-


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tions was enhanced when  investments  were being made  directly into  depository institutions. The Fund would like to duplicate its early 1990's U.S. experience in Japan in the late 1990's. Whether this will be possible in actuality is hard to say. TAVF has had some very preliminary, and indirect conversations with several Japanese banks. Conceptually, the banks ought to be very interested in
TAVF:

     1) Unlike U.S. banks that might buy Japanese bank common stocks, the Fund is not interested in control, or in any way participating in management.

     2) The Fund has little need for cash return in the form of dividends.

     3) Third Avenue is a long-term value player, willing to live through short-term difficulties provided the difficulties do not seem to result in permanent impairments of capital.

     4) Obtaining equity capital from TAVF probably entails less expense and less uncertainty than trying to sell common stocks publicly.

All TAVF wants for delivering these benefits is highly attractive pricing.

In developing this approach to Japanese banks, it seemed logical to conclude that Third Avenue might deliver the same kind of benefits to U.S. companies, especially small cap - high tech issuers. To date, we have limited our investments to companies that are exceptionally well capitalized. There may be a number of companies out there with excellent operations which are not well-capitalized. By investing directly, TAVF can contribute toward making these companies well-capitalized using the concepts we developed in making direct investments into banks.

The situation with Ward Trade Claims remains unchanged. At the Fund's pricing, it may be hard to lose money - the upside potential, though, continues to seem hard to gauge.

During the quarter, the Fund added modestly to its positions in Alexander & Baldwin Common, American Physicians Common and 3Com Common. TAVF's major commitments during the quarter were to the common stocks of companies in two industries where there appear to be outstanding values in terms of safe and cheap: Japanese non-life insurance companies and U.S. semi-conductor equipment manufacturers. Japanese non-life company issues acquired were Chiyoda Common, Mitsui Common, Nissan Common and Yasuda Common. U.S. semi-conductor equipment issues acquired were FSI Common, Silicon Valley Common and SpeedFam Common.

                                       5



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THE TAVF APPROACH TO VALUATION CONTRASTED WITH OTHER APPROACHES

The Fund acquired an initial position in Toyoda Common during the quarter at an average price in U.S. dollars of $17.18 per share. Toyoda analytically consists of three elements: manufacturing operations, an investment in Toyota Motors Corporation Common Stock ("Toyota Motors Common"), and investments in other marketable securities:

                                              (000 AND PER SHARE)
                                    ---------------------------------------
                                                               PER TOYODA SHARE
                                               (U.S.$)        315,000 SHARES (a)
                                      ----------------------- -----------------
Operating businesses valued at
   6x and 8x operating income -
   latest audit                       $1,555,477    2,073,968
Less non-convertible funded debt         225,600      225,600
                                      ----------   ----------
Value of operating business, net       1,329,246    1,848,368   $4.22  $5.87

192,735 shares Toyota Motors Common
   valued at market of $26             5,010,850    5,010,850   15.91  15.91

Remaining Portfolio of Marketable
   Securities valued at market
   4/30/98                             1,991,607    1,991,607    6.32   6.32
                                                                -----  -----

Net Asset Value ("NAV") appraising
   Toyoda as a closed-end investment
   company                                                     $26.45 $28.10
                                                               ------ ------

Discount from NAV at market price of $17.54
   for Toyoda Common                                             33.7%  37.6%


(a) approximate number of common shares outstanding on an all-converted basis after share repurchases


Toyoda had founded Toyota Motors in 1933. The two companies became separate corporate entities in 1937. The relationship between Toyoda and Toyota Motors has remained close ever since. Approximately 51% of Toyoda revenues in the fiscal year ended March 31, 1997 were in the production of automobiles, castings and engines for Toyota Motors, another 23% were in the production of industrial equipment, notably forklifts, marketed under the Toyota name, and another 23% of revenues were in air conditioning compressors for automobiles. Further, most of Toyoda's

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remaining  investment  portfolio,  other than the  investment  in Toyota  Motors
Common, consists of the common stocks of other Toyota Motors' affiliates.

For TAVF, Toyoda Common is a very attractive value purchase at its current price, which is about equal to the Fund's cost. TAVF has bought into a high quality business at a substantial discount from NAV. I have long thought that Toyota Motors was just about the best automotive company in the world. It, too, is extremely well financed and seems to have decent, long-term growth prospects not only as an automotive manufacturer with a world-wide presence, but also as a promising participant in the telecommunications, housing and finance industries. I am not quite sure of what the Fund's ultimate exit strategy for Toyoda Common might be, but it could include market appreciation if Toyoda remains in its current form, and/or appreciation arising out of a Toyoda resource conversion if say, Toyoda is ever merged with Toyota Motors or if Toyoda's portfolio, including Toyota Motors Common, is ever spun-off as a separate investment company to Toyoda's shareholders. The largest Toyoda shareholder is Toyota Motors, which holds an approximate 22% common stock interest in Toyoda on an all-converted basis. Toyoda is the largest holder of Toyota Motors Common, owning about 5% of the outstanding issue.

The principal drawback for the Toyoda investment to Third Avenue is that the public disclosures are not as comprehensive (at least in the English language) or as timely as they ought to be and as they would be were Toyoda a filing company with the U.S. Securities and Exchange Commission. Other analysts will find much else wrong with Toyoda Common.

It ought to be instructive in giving TAVF shareholders insight into the Fund's investment approach to examine not only how we at Third Avenue look at Toyoda Common but also how other analysts and money managers probably would view Toyoda Common. This comparative examination, of course, results in overgeneralizations about other analytic approaches since there will always be differences among individual analysts in assessing any specific security. Nonetheless, the exercise ought to be helpful. Other, non-TAVF, approaches include the following:

     Control Investors
     Risk Arbitrage
     Academic Finance as embodied in the Efficient Market
     Hypothesis ("EMH") and Efficient Portfolio Theory ("EPT")
     Graham and Dodd Fundamentalism
     Broker/Dealer Research Departments and Conventional Money Managers

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Most control  investors,  say Ron Perelman,  Richard  Rainwater and Larry Tisch,
probably would agree with TAVF that Toyoda is an attractive common stock, price-wise. They probably would use pretty much the same analytic techniques as the Fund to determine that Toyoda Common was an attractive security at its current price. However, control investors probably would have no interest in Toyoda Common because it does not seem to be a "do-able deal"; no elements of control seem available to anyone outside the Toyota family of companies. Toyoda Common seems like a lot of other common stocks control analysts look at. It tends to be not that hard to find "attractive securities" among publicly-traded common stocks from a control point of view. It tends to be a bitch, though, to find issues which are not only "attractive securities" but also "do-able deals."

Risk Arbitrageurs would have no interest in Toyoda Common now. Risk arbitrage exists where there are opportunities for profits from situations where there are relatively determinant values to be realized in relatively determinant periods of time. A risk arbitrage situation would exist, for example, if Toyoda and Toyota Motors announced now that they intended to merge. In that instance, risk arbitrageurs might acquire Toyoda Common at prices of, say, 24 or 27. Markets, especially risk arbitrage markets, tend enough toward efficiency so that one cannot engage in risk arbitrage unless one is willing to pay up compared with pricing that is attractive for TAVF. Within the risk arbitrage community, what Third Avenue does is known as "pre-deal" investing. However, what Third Avenue is doing in Toyoda Common may really be "pre-pre-deal" investing since, aside from a modest common stock buy-back program, there seem to be no indications that Toyoda management contemplates having the company undertake any activities outside of the ordinary course of business for the foreseeable future.

Academics would be unconscious of the business characteristics underlying Toyoda Common. This is not what they do. If asked to explain why Toyoda Common as a marketable security sells at such a substantial discount from the value of Toyoda's net assets, which are also measured largely by the market values of its portfolio securities, the likely explanation would revolve around something called "investor expectations." The primary thrust of most academic analyses would be to measure the past total return performance of the fund holding Toyoda Common versus indexes or other funds with the same investment style. Academics also might be interested in asset-allocation - how much of a fund's assets ought to be in Japanese securities or automotive securities. If Toyoda Common were to be valued independent of its market price, that value would be determined by forecasts of discounted cash flows.

Some Academics might be aware of the efficient market arbitrage inherent in the principal characteristics affecting Toyoda; to wit, the Company enjoys an exception-

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                                     [LOGO]


ally strong financial position; Toyoda Common sells at a low price compared with underlying values; and Japanese interest rates are ultra-low currently. For example, Toyoda theoretically could borrow on a long-term basis the equivalent of about $1,125,000,000 at 3% and use the proceeds to acquire via a Cash Tender Offer 50,000,000 Toyoda Common at $22.50 per share, equal to a premium over current market of about 28%. The net interest cost to Toyoda for the borrowing, after eliminating the dividends on the 50,000,000 shares of Toyoda Common to be acquired would be less than $28 million per year before taking account of possible tax savings from substituting interest charges for dividend payments. Partly because such a transaction would result in increasing Toyoda's pro-forma earnings per share and Toyoda's pro-forma NAV per share, and partly because such a transaction would indicate that Toyoda management is employing its resources more aggressively, TAVF would conclude that the Cash Tender Offer would likely result in an improved market price for Toyoda Common after the conclusion of the Cash Tender Offer over what the market price would otherwise be. Most Academics, in contrast, would likely conclude that the benefits of such a theoretical buy-back are already reflected in the existing market price of Toyoda Common.

In an important sense, Graham and Dodd might be just like TAVF in finding Toyoda Common attractive because it is priced below the per share value of its net current assets, including investments at market value, after deducting all book liabilities short term and long term, except for deferred income taxes on the unrealized appreciation of portfolio securities. However, outside of these "net-net" considerations, Graham and Dodd would tend to emphasize a whole gamut of factors pretty much ignored by TAVF. Graham and Dodd probably would place great weight on Toyoda's earnings record over the past five years; its present dividend rate and dividend policy; and the immediate outlook for the Japanese economy, the Japanese Stock Market, and the world-wide automotive industry. For Graham and Dodd, the perceived exit strategy for Toyoda Common would be sale in the stock market as reported earnings increase. Graham and Dodd probably would weight much less heavily than TAVF, possible exit strategies occasioned by resource conversion events such as mergers and acquisitions, spin-offs or massive share repurchases.

The primary objective of Broker/Dealer Research Department Analysts and Conventional Money Managers is to estimate the price, or range of prices, at which Toyoda Common (or any equity security) might trade in markets for passive investments over the next 30 days to, say, one year. The probable approach would emphasize top-down considerations (rather than TAVF's bottom-up). Factors that Research Departments and Conventional Money Managers probably would emphasize encompass the following:

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                                     [LOGO]


     1) Outlook for the Japanese Stock Market with the outlook for the Japanese economy a principal variable in determining a market outlook.

     2) Outlook for the world-wide automotive industry in the period just ahead.

     3) Earnings outlooks for the next year for Toyoda and Toyota Motors.

     4) Is Toyoda Common selling at a lower price earnings ratio than comparably situated issues?

     5) Is the fact that Toyoda Common trades at a discount from "net-net" asset value unique? (A fair number of Japanese equities seem to be trading currently at prices less than net-net asset value.)

     6) Is there any resource conversion catalyst in evidence that might cause the Toyoda common NAV discount to narrow or disappear over the next year or so?

     7) Is Toyoda Common trading near the lows of recent years? (It is trading about in the middle of its five year price range.)

Probably, neither the Research Department Analyst nor the Conventional Money Manager would have any interest in Toyoda Common unless they thought there was a rational basis for expecting near-term price appreciation in Toyoda Common. Many of these analysts might conclude that Toyoda Common was a good way to participate in a Japanese Stock Market rebound. But they would be unlikely to become bullish about Toyoda Common unless they first foresaw a Japanese Stock Market rebound.

I, personally, am very comfortable with the TAVF approach to analysis as embodied in the reasoning behind the Fund's investment in Toyoda Common. While the Fund seems quite different than others in its analytic approach,TAVF has no magic formula. There are things to be said in favor of the approaches followed by Risk Arbitrageurs, Academia, Graham and Dodd, and Conventional Money Managers, especially if one's portfolio management bottoms on having concerns about near-term market performance for individual securities. Many of these near-term concerns are quite legitimate in connection with the management of other portfolios. They just don't seem to have any relevance for the management of the TAVF portfolio. I will write you again when the report for the period to end July 31, 1998 is published.

Sincerely yours,

/s/ Martin J. Whitman
---------------------------
Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT APRIL 30, 1998
                                  (UNAUDITED)


                      PRINCIPAL                                                 VALUE      % OF
                      AMOUNT ($) ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Asset Backed Securities - 4.26%
                     5,000,000   Arcadia Automobile Receivables Trust
                                 Series 1997-C A3, Subordinated Bond,
                                 6.25% due 11/15/01                       $ 5,032,550
                    25,000,000   Ford Credit Auto Owner Trust
                                 Series 1997-B A2, Subordinated Bond,
                                 5.95% due 1/15/00                         25,031,750
                    20,699,943   Honda Auto Receivables Grantor Trust
                                 Series 1997-A A, Subordinated Bond,
                                 5.85% due 2/15/03                         20,695,182
                     1,259,802   Olympic Automobile Receivables Trust
                                 Series 1995-E CTFS, Subordinated
                                 Bond, 5.95% due 6/15/02                    1,257,773
                    14,933,766   Residential Funding Mortgage
                                 Securities Co., Inc. Series 1996-S9 A12,
                                 7.25% due 4/25/26                         15,032,079
                    12,500,000   Standard Credit Card Master Trust
                                 Series 1993-3 A, Subordinated Bond,
                                 5.50% due 2/7/00                          12,500,000
                     2,907,455   The Money Store Home Equity Trust
                                 Series 1992-A A, 6.95% due 1/15/07         2,920,190
                     2,796,631   The Money Store Home Equity Trust
                                 Series 1995-B A3, 6.65% due 1/15/16        2,804,713
                                                                          -----------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $85,164,465)                        85,274,237      4.26%
                                                                          -----------
--------------------------------------------------------------------------------------------------
Bank and Other Debt - 1.27%
Oil Services         1,578,611   Cimarron Petroleum Corp. (c)(d)            1,597,837      0.08%
                                                                          -----------
Retail                 295,370   Lechmere, Inc. Trade Claim (c)                23,630
                    13,000,000   Montgomery Ward Series I  8.37%,
                                 7/15/02 (c) *                              5,330,000
                     8,571,364   Montgomery Ward Series C 9.24%,
                                 3/15/03 (c) *                              3,514,259
                    10,000,000   Montgomery Ward Series F 9.81%,
                                 3/15/03 (c) *                              4,100,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                      PRINCIPAL                                                 VALUE      % OF
                      AMOUNT ($) ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Bank and Other Debt (continued)
Retail (continued)   26,576,795  Montgomery Ward Trade Claims (c)         $ 10,896,486
                                                                          ------------
                                                                            23,864,375     1.19%
                                                                          ------------
                            TOTAL BANK AND OTHER DEBT
                            (Cost $22,743,386)                              25,462,212
                                                                          ------------
----------------------------------------------------------------------------------------------------
Corporate Bonds - 0.37%
Foreign Issuers-      6,428,575  CGA Special Account Trust (b) (c)           6,428,575     0.32%
Bermuda                                                                   ------------

Membership Sports &   1,064,267  Thousand Trails, Inc.,
Recreation Clubs                 Pay-In-Kind Notes 12%, 7/15/03                968,483     0.05%
                                                                          ------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $7,461,481)                           7,397,058
                                                                          ------------
-----------------------------------------------------------------------------------------------------
U.S. Government Agency Bonds (Collateralized Mortgage Obligations) - 20.03%
Planned Amortization  2,104,244  Fannie Mae
Classes                          Series X-188A E, 5.40% due 7/25/03          2,097,300
                     21,181,564  Fannie Mae
                                 Series 1993-78 D, 5.95% due 5/25/05        21,155,299
                      4,552,551  Fannie Mae
                                 Series 1993-131 C, 5.75% due 6/25/06        4,537,346
                     47,000,000  Fannie Mae
                                 Series 1993-174 D, 6.00% due 7/25/06       46,846,310
                     16,875,000  Fannie Mae
                                 Series 1993-191 PE, 5.80% due 9/25/06      16,815,431
                     15,801,436  Fannie Mae
                                 Series 1998-20 A, 6.00% due 9/18/07        15,807,440
                     25,774,000  Fannie Mae
                                 Series 1998-24 PA, 6.00% due 12/18/08      25,774,000
                     48,512,790  Fannie Mae
                                 Series 1998-16 PA, 6.00% due 04/18/09      48,528,314
                      6,180,386  Fannie Mae
                                 Series 1994-41 PD, 5.75% due 4/25/15        6,161,288
                      7,735,556  Fannie Mae
                                 Series G-92-65 E, 6.50% due 12/25/16        7,757,912

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                      PRINCIPAL                                                 VALUE      % OF
                      AMOUNT ($) ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
U.S. Government Agency Bonds (Collateralized Mortgage Obligations) (continued)
Planned Amortization  10,367,041 Freddie Mac
Classes (continued)              Series 1586 E, 5.50% due 9/15/03         $ 10,337,703
                       5,000,000 Freddie Mac
                                 Series 1580 N, 5.85% due 7/15/04            4,995,500
                      20,000,000 Freddie Mac
                                 Series 1601 PE, 5.75% due 1/15/06          19,945,600
                      37,765,023 Freddie Mac
                                 Series 1679 A, 5.25% due 9/15/06           37,448,552
                      16,948,032 Freddie Mac
                                 Series 2031 PA, 5.75% due 2/15/07          17,099,717
                      39,035,000 Freddie Mac
                                 Series 2046 PA, 6.50% due 7/15/08          39,278,969
                      23,700,000 Freddie Mac
                                 Series 1985 PB, 6.25% due 8/17/12          23,686,965
                       6,000,000 Freddie Mac
                                 Series 1998 PN, 6.25% due 7/15/14           6,003,180
                      20,000,000 Freddie Mac
                                 Series 1978 PA, 6.30% due 8/15/16          20,099,600
                      12,000,000 Freddie Mac
                                 Series 1547 PE, 6.00% due 3/15/17          11,987,880
                      10,000,000 Freddie Mac
                                 Series 1610 PE, 6.00% due 4/15/17          10,000,100
                       4,403,061 Freddie Mac
                                 Series 2007 CA, 7.50% due 9/15/23           4,493,015
                                                                          ------------
                                 TOTAL U.S. GOVERNMENT AGENCY BONDS
                                 (Cost $401,007,839)                       400,857,421     20.03%
                                                                          ------------
                      SHARES
----------------------------------------------------------------------------------------------------
Common Stocks and Warrants - 62.41%
Annuities & Mutual Fund  163,300 John Nuveen & Co., Inc. Class A             5,919,625
Management & Sales       408,000 Liberty Financial Companies, Inc.          16,345,500
                         450,000 SunAmerica, Inc.                           22,471,875
                                                                           -----------
                                                                            44,737,000      2.24%
                                                                           -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                                                                                VALUE      % OF
                      SHARES     ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Apparel Manufacturers   150,000  Kleinerts, Inc. (a) (c)                 $ 2,700,000      0.13%
                                                                         -----------
Banking-Japan           261,000  The Chuo Trust & Banking Co., Ltd.          800,007
                      4,000,000  The Long-Term Credit Bank of
                                 Japan, Ltd.                               6,569,287
                      1,000,000  The Sakura Bank, Ltd.                     3,443,578
                                                                         -----------
                                                                          10,812,872      0.54%
                                                                         -----------
Bermuda Based           838,710  CGA Group, Ltd. (a) (b) (c)               4,193,550
Financial Institutions   91,999  Cobalt Holdings, LLC (c)                        920
                        118,449  ESG Re, Ltd. (a) (c)                      3,035,256
                         85,917  LaSalle Re Holdings, Ltd.                 3,141,340
                        912,442  St. George Holdings, Ltd.
                                 Class A (a) (b) (c)                          91,244
                          7,549  St. George Holdings, Ltd.
                                 Class B (a) (b) (c)                             755
                                                                         -----------
                                                                          10,463,065      0.52%
                                                                         -----------
Building Products        44,000  Central Sprinkler Corp. (a)                 484,000
& Related               125,000  Cummins Engine Co., Inc.                  6,796,875
                        145,000  H.B. Fuller Co.                           9,098,750
                        125,400  Tecumseh Products Co. Class A (b)         6,317,025
                        417,300  Tecumseh Products Co. Class B (b)        22,038,656
                                                                         -----------
                                                                          44,735,306      2.23%
                                                                         -----------
Business Development     43,200  Capital Southwest Corp.                   4,546,800      0.23%
Companies                                                                -----------

Computers,  Networks    651,300  3Com Corp. (a)                           22,307,025
& Software              365,000  Electronics for Imaging, Inc. (a)         7,482,500
                        391,200  NCR Corp. (a)                            14,352,150
                        100,000  Novell, Inc. (a)                          1,000,000
                                                                         -----------
                                                                          45,141,675      2.26%
                                                                         -----------
Depository Institutions  53,000  Astoria Financial Corp.                   3,107,125
                        147,034  Bankers Trust New York Corp.             18,985,765

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                                                                                VALUE      % OF
                      SHARES       ISSUES                                     (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Depository Institutions  218,500   Carver Bancorp, Inc. (b)                $ 3,250,188
(continued)               62,500   First Colorado Bancorp, Inc.              1,828,125
                         149,227   Golden State Bancorp., Inc. (a)           5,819,853
                          53,480   Golden State Bancorp., Inc.
                                   Warrants, 8/21/00 (a)                     1,453,987
                          20,000   Letchworth Independent
                                   Bancshares Corp.                          1,180,000
                         155,952   Marshall & Ilsley Corp.                   9,123,192
                          34,783   Peoples Heritage Financial Group, Inc.    1,678,280
                                                                           -----------
                                                                            46,426,515      2.32%
                                                                           -----------
Electronic Components    475,100   AVX Corp.                                 9,769,244      0.49%
                                                                           -----------
Financial Insurance      200,000   Ambac Financial Group, Inc.              11,337,500
                         244,100   Enhance Financial Services Group, Inc.   16,751,364
                         750,000   Financial Security Assurance
                                   Holdings Ltd.                            44,906,250
                         344,675   MBIA Inc.                                25,721,372
                                                                           -----------
                                                                            98,716,486      4.93%
                                                                           -----------
Financial Services        13,104   Associates First Capital Corp.              979,524      0.05%
                                                                           -----------
Food Manufacturers       328,000   J & J Snack Foods Corp. (a)               6,396,000
& Purveyors               95,000   Premark International, Inc.               3,170,625
                         172,200   Sbarro, Inc.                              5,079,900
                         109,100   Weis Markets, Inc.                        3,920,781
                                                                           -----------
                                                                            18,567,306      0.93%
                                                                           -----------
Holding Companies         50,000   Aristotle Corp. (a)                         306,250
                          21,400   White River Corp. (a)                     1,872,500
                                                                           -----------
                                                                             2,178,750      0.11%
                                                                           -----------
Industrial - Japan     1,079,000   Toyoda Automatic Loom Works, Ltd.        19,108,904      0.95%
                                                                           -----------
Insurance Holding        189,978   ACMAT Corp. Class A (a) (b)               2,968,406
Companies                803,669   Danielson Holding Corp. (a) (b) (c)       6,228,435


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                                                                                VALUE      % OF
                      SHARES       ISSUES                                     (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Insurance Holding         50,000   Fund American Enterprises
Companies (continued)              Holdings, Inc.                          $ 6,981,250
                         161,000   Leucadia National Corp.                   6,027,438
                         409,700   Risk Capital Holdings, Inc. (a)          10,268,106
                           5,490   Sen-Tech International Holdings,
                                   Inc. (a) (c)                              2,139,837
                                                                           -----------
                                                                            34,613,472      1.73%
                                                                           -----------
Life Insurance           434,536   ReliaStar Financial Corp.                19,825,705      0.99%
                                                                           -----------
Manufactured Housing      89,000   Liberty Homes, Inc. Class A                 956,750
                          40,000   Liberty Homes, Inc. Class B                 435,000
                          13,500   Palm Harbor Homes, Inc. (a)                 599,062
                                                                           -----------
                                                                             1,990,812      0.10%
                                                                           -----------
Media                     27,600   National Media Corp. (a)                     41,400
                         276,600   ValueVision International, Inc.
                                   Class A (a)                                 968,100
                                                                           -----------
                                                                             1,009,500      0.05%
                                                                           -----------
Medical Supplies          81,400   Acuson Corp. (a)                          1,526,250
& Services               342,300   Datascope Corp. (a)                       9,627,187
                         348,500   Physio-Control International Corp. (a)    8,015,500
                         501,100   Protocol Systems, Inc. (a) (b)            4,854,406
                          90,750   St. Jude Medical, Inc. (a)                3,215,953
                                                                           -----------
                                                                            27,239,296      1.36%
                                                                           -----------
Membership Sports &      237,267   Thousand Trails, Inc. (a)                   882,337      0.04%
Recreation Clubs                                                           -----------

Mortgage Insurance       152,800   CMAC Investment Corp.                     9,865,150      0.49%
                                                                           -----------
Motor Vehicles &          50,000   Ford Motor Co.                            2,290,625      0.11%
Cars' Bodies                                                               -----------

Non-Life               7,319,000   Mitsui Marine & Fire Insurance Co., Ltd. 37,611,444
Insurance-Japan        4,602,000   The Chiyoda Fire & Marine
                                   Insurance Co., Ltd.                      18,006,763

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                                                                                VALUE      % OF
                      SHARES     ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Non-Life              4,414,000   The Nissan Fire & Marine
Insurance-Japan                   Insurance Co., Ltd.                       $ 16,035,114
(continued)           3,246,000   The Sumitomo Marine & Fire Insurance
                                  Co., Ltd. (a)                               19,383,134
                        850,000   The Tokio Marine & Fire Insurance
                                  Co., Ltd., Sponsored ADR                    46,856,250
                      2,985,000   The Yasuda Fire & Marine
                                  Insurance Co., Ltd.                         13,554,830
                                                                             -----------
                                                                             151,447,535     7.58%
                                                                             -----------
Oil Services            850,000   Nabors Industries, Inc. (a)                 21,409,375     1.07%
                                                                             -----------
Real Estate             657,500   Alexander & Baldwin, Inc.                   18,820,937
                         31,000   Consolidated-Tomoka Land Co.                   577,375
                        206,400   Forest City Enterprises, Inc. Class A       11,919,600
                          3,750   Forest City Enterprises, Inc. Class B          216,445
                        880,336   Koger Equity, Inc.                          18,872,203
                            846   Public Storage, Inc.                            26,015
                        163,200   St. Joe Corp.                                5,161,200
                      3,045,508   Tejon Ranch Co. (b) (c)                     71,199,835
                                                                             -----------
                                                                             126,793,610     6.33%
                                                                             -----------
Security Brokers,       223,600   Jefferies Group, Inc.                       11,054,225
Dealers &               446,666   Legg Mason, Inc.                            26,353,294
Flotation Companies   1,181,250   Raymond James Financial, Inc.               38,464,453
                        161,941   Ryan, Beck & Co., Inc.                       1,659,895
                                                                             -----------
                                                                              77,531,867     3.87%
                                                                             -----------
Semiconductor            25,000   AG Associates, Inc. (a)                         78,125
Equipment               400,000   Applied Materials, Inc. (a)                 14,450,000
Manufacturers           793,400   Electro Scientific Industries, Inc. (a) (b) 30,149,200
                      1,189,100   Electroglas, Inc. (a) (b)                   20,066,063
                      2,820,900   FSI International, Inc. (a) (b)             33,145,575
                        369,200   KLA-Tencor Corp. (a)                        14,883,375

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)

                                                                                VALUE      % OF
                      SHARES       ISSUES                                     (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)
Semiconductor            300,000   Photronics, Inc. (a)                   $   11,062,500
Equipment              2,360,400   Silicon Valley Group, Inc. (a) (b)         44,847,600
Manufacturers            776,200   SpeedFam International, Inc. (a)           22,509,800
(continued)              638,800   Veeco Instruments, Inc. (a) (b)            25,791,550
                         262,500   Zygo Corp. (a)                              5,578,125
                                                                          --------------
                                                                             222,561,913     11.12%
                                                                          --------------
Small-Cap Technology     108,750   AFC Cable Systems, Inc. (a)                 3,779,062
                         537,000   American Physicians Service
                                   Group, Inc. (a) (b)                         3,826,125
                         127,000   Analogic Corp.                              5,921,375
                         455,400   Boston Communications Group, Inc. (a)       4,383,225
                         168,500   Evans & Sutherland Computer Corp. (a)       4,865,437
                          81,500   FDP Corp.                                     978,000
                       1,324,200   Glenayre Technologies, Inc. (a)            20,773,388
                         140,600   H & Q Life Sciences Investors               2,012,337
                         154,800   Integrated Systems, Inc. (a)                2,921,850
                         300,000   Interphase Corp. (a) (b)                    2,428,110
                         293,000   Mountbatten, Inc. (a) (b)                   3,992,125
                         412,200   Planar Systems, Inc. (a)                    5,049,450
                          53,600   Sparton Corp. (a)                             515,900
                         612,000   Texas Micro, Inc. (a)                       2,275,844
                         306,900   Vertex Communications Corp. (a) (b)         8,171,213
                                                                          --------------
                                                                              71,893,441     3.59%
                                                                          --------------
Title Insurance        1,222,050   First American Financial Corp. (b)         86,841,928
                         975,700   Stewart Information Services Corp. (b)     34,271,463
                                                                          --------------
                                                                             121,113,391     6.05%
                                                                          --------------
                                   TOTAL COMMON STOCKS AND
                                   WARRANTS (Cost $775,431,851)            1,249,351,476
                                                                          --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)

                      SHARES OR
                      INVESTMENT                                                VALUE      % OF
                      AMOUNT       ISSUES                                     (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Preferred Stock - 0.58%
Bermuda Based             222,513  CGA Group, Ltd., Series A (b) (c       $ 5,562,826
Financial Institutions    171,429  CGA Group, Ltd., Series B (b) (c)        4,285,725
                                                                          -----------
                                                                            9,848,551        0.49%
                                                                          -----------
Depository Institutions    20,000  Golden State Bancorp Convertible,
                                   Non-Cumulative, 8.75%, Series A          1,885,000        0.09%
                                                                          -----------
Insurance Companies         4,775  Ecclesiastical Insurance, 8.625%            10,479        0.00%
                                                                          -----------
                                   TOTAL PREFERRED STOCK
                                   (Cost $10,358,348)                      11,744,030
                                                                          -----------
----------------------------------------------------------------------------------------------------
Other Investments - 1.36%
Bermuda Based        $ 2,215,000   ESG Partners, LP (c)                     2,985,523        0.15%
                                                                          -----------
Financial Institutions
Closed-End               652,100   American Government Income
Bond Funds                         Fund, Inc.                               3,708,819        0.19%
                                                                          -----------
Financial           $ 15,000,000   American Capital Access
Insurance                          Holdings, LLC (c)                       15,000,000        0.75%
                                                                          -----------
Foreign Option      $ 50,000,000   Japanese Yen November 1998
Contracts                          Put Options (c) (e)                      1,158,750
                    $100,000,000   Japanese Yen April 1999
                                   Put Options (c) (f)                      1,047,500
                                                                          -----------
                                                                            2,206,250        0.11%
                                                                          -----------
Insurance Holding   $ 1,858,756    Head Insurance Investors LP (c)          1,858,756
Companies                   100    HIPI Holdings, Inc. (c)                  1,267,448
                                                                          -----------
                                                                            3,126,204        0.16%
                                                                          -----------
                                   TOTAL OTHER INVESTMENTS
                                   (Cost $26,033,532)                      27,026,796
                                                                          -----------
                    Principal
                    Amount ($)
----------------------------------------------------------------------------------------------------
Short Term Investments - 9.38%
U.S. Government      35,000,000   Federal Farm Credit Bank
Agency Obligations                 5.50%, 6/1/98                           34,999,037

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)


                      PRINCIPAL                                                 VALUE      % OF
                      AMOUNT ($) ISSUES                                       (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------
Short Term Investments (continued)
U.S. Government       28,000,000   Freddie Mac Discount Note
Agency  Obligatio ns               5.50%, 8/4/98                        $   27,604,696
(continued)           17,993,000   Freddie Mac Discount Note
                                   5.47%, 10/8/98                           17,565,163
                      17,695,000   Freddie Mac Discount Note
                                   5.47%, 10/9/98                           17,271,629
                                                                        --------------
                                                                            97,440,525     4.87%
                                                                        --------------
U.S. Treasury Bills   10,000,000   U.S. Treasury Bill 4.99%, 5/7/98          9,991,692
                       8,000,000   U.S. Treasury Bill 5.14%, 5/21/98         7,977,155
                      20,000,000   U.S. Treasury Bill 4.80%, 6/4/98         19,909,333
                      10,000,000   U.S. Treasury Bill 4.93%, 7/2/98          9,917,850
                      21,000,000   U.S. Treasury Bill 4.93%, 7/9/98         20,806,800
                      20,000,000   U.S. Treasury Bill 5.04%, 8/20/98        19,696,600
                       1,960,000   U.S. Treasury Bill 4.94%, 2/4/99 (g)      1,882,986
                                                                        --------------
                                                                            90,182,416     4.51%
                                                                        --------------
                                   TOTAL SHORT TERM INVESTMENTS            187,622,941
                                   (Cost $187,615,052)                  --------------

                                   TOTAL INVESTMENT PORTFOLIO - 99.66%   1,994,736,171
                                   (Cost $1,515,815,954)                --------------

                                   CASH AND OTHER ASSETS
                                   LESS LIABILITIES - 0.34%                  6,752,970
                                                                        --------------

                                   NET ASSETS - 100.00%                 $2,001,489,141
                                   (Applicable to 58,456,123            ==============
                                   shares outstanding)

                                   NET ASSET VALUE PER SHARE                    $34.24
                                                                                ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT APRIL 30, 1998
                                   (UNAUDITED)

Notes:
(a) Non-income producing securities.
(b)Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) 50 million U.S. Dollar notional amount may be exercised on November 10, 1998 to sell 6.7 billion Japanese Yen at a strike price of 134.2.
(f) 100 million U.S. Dollar notional amount may be exercised on April 17, 1999 to sell 14.4 billion Japanese Yen at a strike price of 143.8.
(g) Security segregated for future Fund commitments.
 *  Issuer in default.
ADR:  American Depository Receipt.
FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 1):
Third Avenue Value Fund had the following open forward currency contract as of April 30, 1998:


                                       Settlement   Local    Current  Unrealized
Forward Foreign Currency Sale Contract    Date    Currency    Value      Gain
--------------------------------------------------------------------------------
Japanese Yen                           07/30/98 138,808,400 $1,050,404  $43,179





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                   (UNAUDITED)


ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $1,230,683,208)      $1,563,785,593
  Affiliated issuers (identified cost of $285,132,746)             430,950,578
                                                                --------------
    Total investments (identified cost of $1,515,815,954)        1,994,736,171

Cash and cash equivalents (Note 1)                                   6,927,131
Receivable for fund shares sold                                      4,241,126
Dividends and interest receivable                                    4,891,114
Net unrealized appreciation on forward foreign currency contracts       43,179
Other assets                                                           195,525
                                                                --------------
    Total assets                                                 2,011,034,246
                                                                --------------

LIABILITIES:
Payable for securities purchased                                     4,529,368
Payable for fund shares redeemed                                     3,203,122
Payable to investment adviser                                        1,472,682
Accounts payable and accrued expenses                                  286,092
Payable for service fees (Note 3)                                       53,841
Commitments (Note 6)                                                        --
                                                                --------------
    Total liabilities                                                9,545,105
                                                                --------------
    Net assets                                                  $2,001,489,141
                                                                ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  58,456,123 shares outstanding                                 $1,502,205,251
Accumulated undistributed net investment income                      8,310,530
Accumulated undistributed net realized gains from
  investment transactions                                           12,036,038
Net unrealized appreciation of investments                         478,937,322
                                                                --------------
    Net assets applicable to capital shares outstanding         $2,001,489,141
                                                                ==============
Net asset value, offering and redemption price per share                $34.24
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                   (UNAUDITED)


INVESTMENT INCOME:
   Interest-unaffiliated issuers                              $ 20,455,115
   Interest-affiliated issuers                                     152,847
   Dividends-unaffiliated issuers (net of foreign
      withholding tax of $189,991)                               4,283,943
   Dividends-affiliated issuers                                  1,218,824
   Other income                                                      8,000
                                                              ------------
               Total investment income                          26,118,729
                                                              ------------
EXPENSES:
   Investment advisory fees (Note 3)                             8,086,274
   Service fees (Note 3)                                           417,541
   Transfer agent fees                                             409,916
   Reports to shareholders                                         156,205
   Administration fees (Note 3)                                    155,556
   Custodian fees (Note 4)                                         133,554
   Registration and filing fees                                     97,537
   Accounting services                                              63,881
   Miscellaneous expenses                                           46,542
   Insurance expenses                                               42,835
   Auditing and tax consulting fees                                 40,115
   Legal fees                                                       36,968
   Directors' fees and expenses                                     27,977
                                                              ------------
               Total operating expenses                          9,714,901
                                                              ------------
               Net investment income                            16,403,828
                                                              ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains on investments - unaffiliated issuers     10,390,478
   Net realized gains on foreign currency  transactions          2,377,500
   Net change in unrealized appreciation on investments        135,707,665
   Net change in unrealized appreciation on forward contracts       43,179
   Net change in  unrealized depreciation on translation of
        other assets and liabilities denominated in
        foreign currency                                           (26,074)
                                                              ------------
               Net realized and unrealized gains on
                 investments                                   148,492,748
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                               $164,896,576
                                                              ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                 FOR THE
                                                                SIX MONTHS        FOR THE
                                                                  ENDED            YEAR
                                                                 4/30/98          ENDED
                                                               (UNAUDITED)       10/31/97
                                                            --------------   --------------
OPERATIONS:
  Net investment income                                     $   16,403,828   $   21,708,924
  Net realized gains on investments - unaffiliated issuers      10,390,478        7,471,501
  Net realized gains on investments - affiliated  issuers               --        1,892,646
  Net realized  gains (losses) on foreign
    currency transactions                                        2,377,500       (4,303,734)
  Net change in unrealized appreciation on investments         135,707,665      236,395,374
  Net change in unrealized appreciation on
    forward contracts                                               43,179               --
  Net change in unrealized depreciation on translation
    of other assets and liabilities denominated in
    foreign currency                                               (26,074)              --
                                                            --------------   --------------
  Net increase in net assets resulting from operations         164,896,576      263,164,711
                                                            --------------   --------------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income         (21,900,552)     (13,987,128)
  Distributions to shareholders from net realized gains
    on investments                                              (8,575,656)      (3,539,465)
                                                            --------------   ---------------
                                                               (30,476,208)     (17,526,593)
                                                            --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                 443,119,232    1,019,596,272
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                               27,593,464       15,120,982
  Cost of shares redeemed                                     (249,884,238)    (200,962,398)
                                                            --------------   --------------
Net increase in net assets resulting from
  capital share transactions                                   220,828,458      833,754,856
                                                            --------------   --------------
Net increase in net assets                                     355,248,826    1,079,392,974
Net assets at beginning of period                            1,646,240,315      566,847,341
                                                            --------------   --------------
Net assets at end of period (including undistributed
  net investment income of $8,310,530 and
  $13,807,254, respectively)                                $2,001,489,141   $1,646,240,315
                                                            ==============   ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS


Selected data (for a share outstanding throughout each period) and ratios are as follows:

                                             FOR THE
                                            SIX MONTHS
                                              ENDED                       YEARS ENDED OCTOBER 31,
                                          APRIL 30, 1998       -------------------------------------------
                                            (UNAUDITED)         1997     1996     1995    1994        1993
                                            -----------        ------   ------   ------  ------      ------
Net Asset Value, Beginning of Period           $31.94          $24.26   $21.53   $18.01  $17.92      $13.57
                                               ------          ------   ------   ------  ------      ------
Income from Investment Operations:
  Net investment income                           .29             .48      .53      .38     .29         .18
  Net gain on securities
    (both realized and unrealized)               2.58            7.92     2.76     3.53     .16         4.77
                                               ------           -----    -----    -----   -----       ------
  Total from Investment Opertions                2.87            8.40     3.29     3.91     .45         4.95
                                               ------           -----    -----    -----   -----       ------
Less Distributions:
  Dividends from net investment income           (.41)           (.57)    (.41)    (.25)   (.22)        (.24)
  Distributions from realized gains              (.16)           (.15)    (.15)    (.14)   (.14)        (.36)
                                               ------           -----    -----    -----    -----      ------
  Total Distributions                            (.57)           (.72)    (.56)    (.39)    (.36)       (.60)
                                               ------           -----    -----    -----    -----      ------
Net Asset Value, End of
 Period                                        $34.24          $31.94   $24.26    $21.53   $18.01     $17.92
                                               ======           =====    =====     =====    =====     ======
Total Return                                     9.15%         35.31%    15.55%    22.31%    2.56%     37.36%
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands) $2,001,489     $1,646,240  $566,847  $312,722  $187,192  $118,958
  Ratio of Expenses to Average
   Net Assets                                    1.08%(1)      11.13%     1.21%     1.25%     1.16%     1.42%
  Ratio of Net Income to Average Net Assets      1.83%(1)      12.10%     2.67%     2.24%     1.85%     1.45%
  Portfolio Turnover Rate                           4%            10%       14%       15%       5%        17%


(1) Annualized



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                        THIRD AVENUE SMALL-CAP VALUE FUND


Dear Fellow Shareholders:

At April 30, 1998, the end of our second fiscal quarter, the unaudited net asset value attributable to the 12,630,818 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $13.14, compared with the Fund's unaudited net asset value of $11.85 at January 31, 1998 and $10.05 at April 30, 1997. As of, May 22, 1998, the unaudited net asset value attributable to the 12,951,572 common shares outstanding was $12.86. As the Fund finished its first year in April, it's perhaps only appropriate that I thank those of you who supported us in the past year. To those of you relatively new to Third Avenue, read on. You'll discover more about what we do.


QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in the common stocks of two companies, and added to 14 of its 36 existing positions. At April 30, 1998, Small-Cap Value held positions in 38 companies, the top 10 positions of which accounted for approximately 35% of the Fund's net assets. The Fund sold parts of two smallish positions during the quarter, its only meaningful sales since the Fund's inception more than a year ago.

NUMBER OF SHARES                   NEW POSITIONS ACQUIRED

199,300                            Avatar Holdings, Inc. Common Stock
                                   ("Avatar Common")

713,700                            TimberWest Timber Trust
                                   ("TimberWest Units")

NUMBER OF SHARES                   INCREASES IN EXISTING POSITIONS

11,100                             Alico, Inc. Common Stock
                                   ("Alico Common")

7,000                              Boston Communications Group, Inc.
                                   Common Stock ("Boston Communications Common")

76,400                             Cabot Industrial Trust Common Stock
                                   ("Cabot Common")

101,900                            Centigram Communications Corp.
                                   Common Stock ("Centigram Common")

                                     [LOGO]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

80,000                              C. P. Clare, Corp. Common Stock
                                    ("C. P. Clare Common")

118,400                             Deltic Timber Corp. Common Stock
                                    ("Deltic Common")

112,700                             FSI International, Inc. Common Stock
                                    ("FSI Common")

72,500                              HomeBase, Inc. Common Stock
                                    ("HomeBase Common")

10,000                              Koger Equity, Inc. Common Stock
                                    ("Koger Common")

42,500                              Silicon Valley Group, Inc. Common  Stock
                                    ("SVG Common")

15,000                              Sparton Corp. Common Stock
                                    ("Sparton Common")

154,400                             Spectran Corp. Common Stock
                                    ("Spectran Common")

84,500                              SpeedFam International, Inc.
                                    Common Stock ("SpeedFam Common")

11,000                              The Nissan Fire & Marine
                                    Insurance Co., Ltd. Common Stock
                                    ("Nissan Common")


NUMBER OF SHARES                    DECREASES IN EXISTING POSITIONS

81,900                              National Media Corp. Common Stock
                                    ("National Media Common")

234,000                             ValueVision International, Inc.
                                    ("ValueVision Common")


During the quarter, Small-Cap Value made meaningful commitments of capital to Avatar Holdings and TimberWest Timber Trust. Prices paid by the Fund for these securities represent significant discounts to our estimate of their respective Net Asset Values, the economic value of a company's assets less its liabilities. Avatar develops real estate and owns and operates water and waste water utilities. Avatar's major land

                                     [LOGO]



holdings -- much of which is fully entitled -- are located in key markets in Florida and Arizona. In the latter part of 1997, Avatar, with the help of new management, began to focus on developing active adult/retirement communities and single and multi-family homes, and developing, leasing and improving its commercial and industrial properties. The company's 56,000 acres of land holdings are substantially debt-free, possess important zoning characteristics and represent enough inventory to build on for many years to come. Avatar should benefit from demographic trends as growing numbers of individuals choose Florida or Arizona for retirement or second homes, and as immigation from Latin America and the Caribbean also contribute to positive demographics in the Florida region. It will probably take years to realize some of the values inherent in the Avatar properties. Nonetheless, when one can buy dollar bills for 55 or 60 cents, one can afford to be patient.

Operating in the coastal region of British Columbia, TimberWest Timber Trust is a Canadian natural resources company engaged in the harvesting and sale of logs and the processing and sale of softwood lumber and chips. Formed in 1997, TimberWest owns in fee simple 825,00 acres of private timberlands, representing not only the most valuable tract of private timberlands in Canada, but a unique and high quality asset. Importantly, management elected to use relatively modest amounts of debt financing to build the company's asset base. Private timberlands in Canada can operate more profitably than can government-owned operations, which are subject to stumpage fees, export restrictions and other regulations, critical when log and lumber markets are depressed -- as they are today. TimberWest's business remains under pressure, as much of its value-added lumber products end up in the Japanese residential construction market, a market plagued by the same recessionary characteristics as the Japanese economy in general. Nonetheless, TimberWest owns valuable assets, assets that will literally continue to grow in the years ahead.

Investors often ask us about our sell discipline. I have to report that selling is probably one of our weak points, that we are very reluctant sellers in any case, and that our philosophy is probably much better suited to buying than to selling. Generally, we sell a position when: (i) we determine that our original analysis was wrong; (ii) the company has suffered a permanent impairment of capital (i.e., irreparable damage to the business); (iii) the security appears grossly overvalued (this happens rather infrequently); or (iv) one or more of the above combines with portfolio management considerations (e.g., tax reasons). What we do not do is set a "target price" at which to sell. Business values are dynamic, and sometimes business values fall below stock prices and, at other times, (and better for us as buyers), stock prices fall below business values. If we do our jobs properly as buyers, however, we should not have to sell much, if at all.

                                     [LOGO]


An experience from this quarter helps illustrate our sell discipline. I reported in our last letter that ValueVision, one of the Fund's holdings, had agreed to merge with National Media, but that the transaction had not yet been approved by shareholders. Following the release of the merger proxy, but prior to the April 14, 1998 shareholder vote, ValueVision management decided that it could not get the necessary support for the deal and postponed the vote. As of today, no decision has been made with respect to a transaction. Management seems determined to hold a deal together, though our sense is that the original terms may be altered significantly.

We sold most, but not all, of our holdings in both ValueVision and National Media after reviewing the merger proxy. Our own analysis led us to believe that the resources of the newly formed company would not provide an adequate margin of safety relative to the needs of the business going forward. After reviewing the merger proxy, it became evident that the QUALITY of the assets on which we had made our original investment in ValueVision -- the very essence of our investment thesis -- might be greatly diminished under the originally proposed terms of the National Media deal.

We halted our sales of the shares, however, after meeting with management, including the newly appointed prospective CEO, hearing that the vote had been postponed and realizing that the two parties would have to strike a new deal.

At present the deal is on hold. If, however, ValueVision management cannot salvage a deal, and the company remains independent, I believe that our ValueVision position continues to represent a safe and cheap investment. To wit, ValueVision's assets, which are largely unencumbered, could probably fetch north of $6 per share if management picked up the phone today and sold them in a "fire sale" versus our cost of roughly $4 per share. On the other hand, we might very much like a ValueVision/National Media combination -- under the right terms.


THIRD AVENUE'S UNIQUE INVESTMENT PHILOSOPHY

Recognizing that the Fund is just over a year old, and that it may have a number of relatively new investors, I think it's instructive to touch on the most important aspects of our investment philosophy that set us apart from other mutual funds and other styles of investing. I believe that it is good discipline for us to write about our investment philosophy and why we do it. But it is equally important for you, our shareholders, to understand what we do and what you own.

                                     [LOGO]


'SAFE AND CHEAP'


The centerpiece of Third Avenue's investment philosophy can be summed up in one short phrase, "safe and cheap." We buy, WHAT IS TODAY, safe and cheap. Safety derives from at least three characteristics. First, we buy into companies with strong balance sheets, as evidenced by the presence of high quality assets, and a lack of encumbrances, either on or off the balance sheet. A strong balance sheet does at least two things for a company. It not only provides management with greater flexibility in its operations, but it also means staying power in times of duress. Safety also comes about by investing with managements who have track records as reasonable operators, and who demonstrate an interest in the needs of the outside, passive minority shareholders. Lastly, we try and protect ourselves by purchasing companies whose businesses we can understand, and which have audited financials and SEC filings that give us some objective benchmarks by which we can judge the business. Cheapness comes by purchasing common stocks at a significant discount to our estimate of a business' value were it to be acquired by a reasonable and knowledgeable business person. Ideally, we would like to pay no more than 50 cents for every dollar's worth of this "business" value. In short, we make an assessment of what the business is worth and compare it with the current market price. We do not try to predict macro trends like interest rates, nor do we pay any heed to short-term considerations like next quarter's earnings. Contrary to conventional thinking that sees a direct relationship between risk and reward, we believe that the lower the price an investor pays for a particular security, the lower the risk and the greater the potential reward.

BUY AND HOLD AND HOLD...AND HOLD

Our ideal holding period for an investment is forever. If we have done our homework properly before going into a particular situation, we should be able to hang on to an investment for many years. Reflecting the work we do on the buy side, the turnover of our portfolio has been, and should continue to be, very low. Our low-turnover, buy and hold philosophy means at least a couple of things for our shareholders. First, it lowers our trading and transaction costs, costs borne directly by the shareholders. Secondly, it means that we are not constantly generating taxable capital gains. Given the choice, we would rather build our shareholders' wealth than transfer it to Uncle Sam.

MARKET RISK VERSUS INVESTMENT RISK

We are often asked about whether a particular situation or security is "risky." At Third Avenue, we do not use the word risk without attaching a modifying adjective to it. Market risk refers to the periodic fluctuations in a security's price, and is

                                     [LOGO]


important only for those obtuse enough to care about the short-term, mark-to-market performance of their portfolios. We care little, if at all, about market risk. In fact, we often assume heavy market risk, purchasing securities without regard to Wall Street sponsorship, liquidity, or near-term earnings outlooks. We do, however, care a great deal about investment risk. Investment risk refers to a company's underlying business and the virtues and weaknesses of that business. Virtually all of our efforts, in fact, focus on the performance of the business -- in contrast to the stock -- that we own.

WE ARE VALUE INVESTORS, NOT PERFORMANCE INVESTORS

We are not in the business of trying to outperform other mutual funds or the various market indices. Instead, we believe that we serve our investors best by sticking to our discipline. Adherence to his or her discipline is what money managers should get paid for -- not trying to beat an index by speculating. When we cannot find suitable investments, we elect to hold cash, cash equivalents or other alternatives. We do not invest -- and are not paid to invest -- just for the sake of investing. Most successful business people, we believe, understand this approach. We do think that investors should want three things from their mutual fund: good returns with a low level of investment risk and high quality customer service. Ideally, we would like to compound our shareholders' equity at an annual rate of 20% or so, regardless of what the general market does, while assuming a below-market level of investment risk. To do this, we will need to be both good and lucky.

I look forward to writing you again when we publish our Third Quarter Report dated July 31, 1998.



Sincerely,


/s/ Curtis R. Jensen
-------------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1998
                                  (UNAUDITED)


                                                                              VALUE     % OF
                         SHARES   ISSUES                                    (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------
Common Stocks - 80.88 %
Construction-Japan      431,900   Sawako Corp., Sponsored ADR            $ 3,725,137    2.24%
                                                                         -----------
Financial Insurance      40,300   Financial Security Assurance
                                  Holdings Ltd.                            2,412,962
                        113,324   MBIA Inc.                                8,456,804
                                                                         -----------
                                                                          10,869,766    6.55%
                                                                        ------------
Life Insurance          129,800   FBL Financial Group, Inc. Class A        3,731,750    2.25%
                                                                         -----------
Manufactured Housing    184,300   Skyline Corp.                            5,598,113    3.37%
                                                                         -----------
Media                    55,800   National Media Corp. (a)                    83,700
                        408,700   ValueVision International, Inc.
                                  Class A (a)                              1,430,450
                                                                         -----------
                                                                           1,514,150    0.91%
                                                                         -----------
Medical Supplies        275,000   Protocol Systems, Inc. (a)               2,664,063    1.61%
& Services                                                               -----------

Non-Life              2,326,000   The Nissan Fire & Marine
Insurance-Japan                   Insurance Co., Ltd.                      8,449,858    5.09%
                                                                         -----------
Real Estate             187,500   Alexander & Baldwin, Inc.                5,367,188
                        203,400   Alico, Inc.                              4,284,112
                        199,300   Avatar Holdings, Inc. (a)                5,331,275
                         91,400   Cabot Industrial Trust                   2,067,925
                        149,400   Deltic Timber Corp.                      4,267,238
                        110,000   Koger Equity, Inc.                       2,358,125
                        200,000   Tejon Ranch Co. (b)                      4,675,728
                        713,700   TimberWest Timber Trust                  5,139,261
                                                                         -----------
                                                                          33,490,852   20.19%
                                                                         -----------
Retail                  406,100   HomeBase, Inc. (a)                       3,401,088
                        250,000   Value City Department Stores, Inc. (a)   4,750,000
                                                                         -----------
                                                                           8,151,088    4.91%
                                                                         -----------
Semiconductor            88,500   Electroglas, Inc. (a)                    1,493,437
Equipment               412,700   FSI International, Inc. (a)              4,849,225
Manufacturers

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1998
                                  (UNAUDITED)


                                                                               VALUE    % OF
                         SHARES   ISSUES                                    (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------
Common Stocks (continued)
Semiconductor             147,500   Silicon Valley Group, Inc. (a)        $  2,802,500
Equipment                  98,200   SpeedFam International, Inc. (a)         2,847,800
Manufacturers                                                             ------------
(continued)                                                                 11,992,962    7.23%
                                                                          ------------
Technology                275,000   ACT Networks, Inc. (a)                   4,125,000
                           50,000   Bel Fuse, Inc. (a)                       1,478,125
                          117,400   Boston Communications Group, Inc. (a)    1,129,975
                          326,900   Centigram Communications Corp. (a)       4,331,425
                          275,500   C.P. Clare Corp. (a)                     3,547,062
                          257,300   Glenayre Technologies, Inc. (a)          4,036,394
                          161,500   PictureTel Corp. (a)                     1,493,875
                          348,300   Planar Systems, Inc. (a)                 4,266,675
                          101,500   Rofin-Sinar Technologies, Inc. (a)       2,277,406
                          244,800   Shiva Corp. (a)                          2,723,400
                           53,400   Sparton Corp. (a)                          513,975
                          460,500   SpecTran Corp. (a)                       4,144,500
                          197,300   Summa Four, Inc. (a)                     1,997,662
                          316,400   Xircom, Inc. (a)                         5,398,575
                                                                          ------------
                                                                            41,464,049    24.99%
                                                                          ------------
Title Insurance            36,000   First American Financial Corp.           2,558,250     1.54%
                                                                          ------------
                                    Total Common Stocks
                                    (Cost $120,046,850)                    134,210,038
                                                                          ------------

                       Principal
                       Amount ($)
---------------------------------------------------------------------------------------------------
Other Investments - 0.13%
Foreign Option         10,000,000  Japanese Yen February 1999
Contracts                          Put Options (b) (c)                         208,750
                                                                          ------------
                                   Total Other Investments
                                   (Cost $147,500)                             208,750
                                                                          ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1998
                                   (UNAUDITED)


                 PRINCIPAL                                                       VALUE       % OF
                 AMOUNT ($)  ISSUES                                           (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------
Short Term Investments - 18.29%
Repurchase     30,343,380   Bear Stearns 5.40%, dated 4/30/98 (d)        $ 30,343,380
                                                                         ------------
Agreements
                            TOTAL SHORT TERM INVESTMENTS                   30,343,380
                            (Cost $30,343,380)                           ------------

                            TOTAL INVESTMENT PORTFOLIO - 99.30%           164,762,168
                            (Cost $150,537,730)                          ------------

                            CASH AND OTHER ASSETS
                            LESS LIABILITIES - 0.70%                        1,154,318
                                                                         ------------
                            NET ASSETS - 100.00%                         $165,916,486
                            (Applicable to 12,630,818                    ============
                            shares outstanding)

                            NET ASSET VALUE PER SHARE                          $13.14
                                                                               ======

Notes:
(a) Non-income producing securities.
(b) Restricted/fair valued securities.
(c) 10 million U.S. Dollar notional amount may be exercised on February 2, 1999 to sell 1.4 billion Japanese Yen at a strike price of 136.5.
(d) Repurchase agreement collateralized by: Prudential Home Mortgage Securities, par value $64,605,000, 8.354%, matures 7/25/22: market value $7,424,744.
    Ryland Mortgage Securities Corp., par value $7,712,906, 7.084%, matures 11/25/21: market value $7,862,305. Resolution Trust Corp., par value $62,150,000, 7.532%, matures 5/25/28: market value $11,494,624.
    Collateralized Mortgage Securities Corp., par value $274,680, 8.35%, matures 1/20/22: market value $644,489. Resolution Trust Corp., par value $11,575,000, 7.64%, matures 7/25/28: market value $3,350,373.
ADR: American Depository Receipt.
FORWARD FOREIGN CURRENCY CONTRACTS (NOTE 1):
Third Avenue Small-Cap Value Fund had the following open forward currency contract as of April 30, 1998:

                                       Settlement  Local    Current  Unrealized
Forward Foreign Currency Sale Contract   Date     Currency   Value     Gain
--------------------------------------------------------------------------------
Japanese Yen                           07/31/98  13,839,700 $104,729  $2,589



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (identified cost of $150,537,730)          $164,762,168
Cash and cash equivalents (Note 1)                                       10,562
Receivable for fund shares sold                                       1,494,828
Dividends and interest receivable                                       285,003
Deferred organizational costs (Note 1)                                   42,590
Net unrealized appreciation on forward foreign currency contracts         2,589
Other assets                                                              2,590
                                                                   ------------
   Total assets                                                     166,600,330
                                                                   ------------

LIABILITIES:
Payable for securities purchased                                        241,622
Payable for fund shares redeemed                                        262,208
Payable to investment adviser                                           116,863
Accounts payable and accrued expenses                                    52,037
Payable for service fees (Note 3)                                        11,114
Commitments                                                                  --
                                                                   ------------
   Total liabilities                                                    683,844
                                                                   ------------
   Net assets                                                       165,916,486
                                                                   ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
   12,630,818 shares outstanding                                   $152,060,994
Accumulated undistributed net investment income                         252,811
Accumulated undistributed net realized losses from
   investment transactions                                             (621,746)
Net unrealized appreciation of investments                           14,224,427
                                                                   ------------
  Net assets applicable to capital shares outstanding               165,916,486
                                                                   ============
Net asset value, offering and redemption price per share                 $13.14
                                                                         ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                   (UNAUDITED)


INVESTMENT INCOME:
   Interest                                                         $   884,128
   Dividends (net of foreign withholding tax of $18,943)                357,060
                                                                    -----------
     Total investment income                                          1,241,188
                                                                    -----------
EXPENSES:
   Investment advisory fees (Note 3)                                    573,155
   Administration fees (Note 3)                                          45,136
   Transfer agent fees                                                   43,433
   Registration and filing fees                                          38,109
   Service fees (Note 3)                                                 25,836
   Accounting services                                                   22,885
   Directors' fees and expenses                                          22,780
   Auditing and tax consulting fees                                      14,601
   Custodian fees (Note 4)                                               10,998
   Reports to shareholders                                                9,303
   Legal fees                                                             8,304
   Amortization of organizational expenses (Note 1)                       5,870
   Miscellaneous expenses                                                 4,931
   Insurance expenses                                                       937
                                                                    -----------
     Total operating expenses                                           826,278
                                                                    -----------
     Net investment income                                              414,910
                                                                    -----------
REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS:
   Net realized losses on investments                                  (461,469)
   Net change in unrealized  appreciation  on investments            10,986,273
   Net change in unrealized  appreciation on forward  contracts           2,589
   Net change in unrealized depreciation on translation of other
     assets and liabilities denominated in foreign currency              (2,600)
                                                                    -----------
     Net realized and unrealized gains on investments                10,524,793
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $10,939,703
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                FOR THE
                                              SIX MONTHS      FOR THE
                                                 ENDED        PERIOD
                                                4/30/98        ENDED
                                              (UNAUDITED)    10/31/97*
                                            -------------  -------------
OPERATIONS:
   Net investment income                    $    414,910   $    403,045
   Net realized losses on investments           (461,469)      (160,277)
   Net change in unrealized appreciation
     on investments                           10,986,273      3,238,165
   Net change in unrealized appreciation on
     forward contracts                             2,589             --
   Net change in unrealized depreciation on
     translation of other assets and
     liabilities denominated in foreign
     currency                                     (2,600)            --
                                            ------------   ------------
   Net increase in net assets resulting
     from operations                          10,939,703      3,480,933
                                            ------------   ------------

DISTRIBUTIONS:
   Dividends to shareholders from net
     investment income                          (565,144)            --
                                            ------------   ------------
                                                (565,144)            --
                                            ------------   ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares               76,452,091    117,966,913
   Net asset value of shares issued in
     reinvestment of dividends and
     distributions                               547,054             --
   Cost of shares redeemed                   (28,713,064)   (14,192,000)
                                            ------------   ------------

Net increase in net assets resulting
   from capital share transactions            48,286,081    103,774,913
                                            ------------   ------------

Net increase in net assets                    58,660,640    107,255,846
Net assets at beginning of period            107,255,846             --
                                            ------------   ------------

Net assets at end of period
   (including undistributed net investment
   income of $252,811 and $403,045,
   respectively)                            $165,916,486   $107,255,846
                                            ============   ============

* The Fund commenced investment operations April 1, 1997.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD) AND RATIOS ARE AS FOLLOWS:
                                                  FOR THE
                                                SIX MONTHS        FOR THE
                                                   ENDED          PERIOD
                                              APRIL 30, 1998       ENDED
                                                (UNAUDITED)      10/31/97*
                                               -------------     ---------
Net Asset Value, Beginning of Period              $12.37         $10.00
                                                   -----          -----

Income from Investment Operations:
   Net investment income                             .03            .05
   Net gain on securities (both realized
     and unrealized)                                 .80            2.32
                                                   -----          -----

   Total from Investment Operations                  .83           2.37
                                                   -----          -----

Less Distributions:
   Dividends from net investment income             (.06)           .00
                                                   -----          -----
   Total Distributions                              (.06)           .00
                                                   -----          -----

Net Asset Value, End of Period                    $13.14         $12.37
                                                  ======         ======

Total Return                                        6.79%         23.70%

Ratios/Supplemental Data:
   Net Assets, End of period (in thousands)     $165,916       $107,256
   Ratio of Expenses to Average Net Assets          1.30%(1)       1.65%(1)
   Ratio of Net Income to Average Net Assets        0.65%(1)       1.44%(1)
   Portfolio Turnover Rate                             2%             7%

(1)  Annualized
*  The Fund commenced investment operations April 1, 1997.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                          THIRD AVENUE HIGH YIELD FUND


Dear Fellow Shareholders:

April 30, 1998 marks the end of the first quarterly reporting period since its inception on February 12, 1998 of Third Avenue High Yield Fund (the "Fund"). The Fund's initial offering price at $10.00 per share rose to an unaudited net asset value of $10.42 on April 30, 1998, attributable to the 773,085 common shares outstanding. At May 22, the unaudited net asset value was $10.32. On May 13, 1998, the Board of Trustees of the Fund determined to pay quarterly dividends approximately equal to the Fund's net investment income at the end of each calendar quarter.

During the February 12, 1998 to April 30, 1998 period, the Fund invested the proceeds of new shares in 24 securities, leaving 2.6% of total assets in cash or equivalents at month-end April. One position was bought and subsequently sold during the partial quarter.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

                                    STRAIGHT BONDS
$500,000                            BF Saul REIT 9.75% due 4/01/08

$500,000                            Forest City Enterprises 8.5% 3/15/08

$500,000                            Level 3 Communications 9.125%
                                    due 5/01/08

$500,000                            PSINet 10% due 2/15/05

                                    CONVERTIBLE BONDS
$425,000                            Adaptec  4.75% due 2/01/04

$375,000                            Alpharma 5.75% due 4/01/05

$325,000                            Atmel 3.25% due 6/01/02

$325,000                            Columbia/HCA Healthcare 6.75%
                                    due 10/01/06

$300,000                            Credence Systems 5.25% due 9/15/02

$350,000                            Cymer 3.5% due 8/06/04

$325,000                            Cypress Semiconductor 6% due 10/01/02

                                     [LOGO]


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)

$300,000                            DSC Communications 7% due 8/01/04

$300,000                            HMT Technology 5.75% due 1/15/04

$400,000                            Itron 6.75% due 3/31/04

$300,000                            Key Energy Group 5% due 9/15/04

$300,000                            Lam Research 5% due 9/01/02

$300,000                            Mascotech 4.5% due 12/15/03

$400,000                            Phymatrix 6.75% due 6/15/03

$300,000                            Pogo Producing 5.5% due 6/15/06

$400,000                            U.S. Office Products 5.5% due 5/15/03

                                    CONVERTIBLE PREFERRED SHARES

7,000 shares                        BREED Technologies 6.5% due 11/15/27

5,000 shares                        Coltec Industries 5.25% due 4/15/28

5,000 shares                        Conseco 7% due 2/16/01

6,000 shares                        NEXTLINK Communications 6.5%
                                    due 3/31/10

9,000 shares                        Sun Healthcare Group 7% due 5/01/28

                                    POSITIONS ELIMINATED

$500,000                            Forest City Enterprises 8.5% due 3/15/08


In meeting our objective of achieving total return through a combination of income and capital appreciation, our initial portfolio holdings comprise corporate bonds, convertible bonds, and convertible preferred issues. At the end of April, the portfolio had the following asset allocation:

                  corporate bonds                     18.7%
                  convertible bonds                   61.0%
                  convertible preferred stock         17.7%
                  cash & equivalents                   2.6%
                                                    -------
                        Total portfolio              100.0%

                                     [LOGO]


We expect that in the future, the asset allocation may vary widely from that shown above, although we will of course continue to hold at least 65% of our total assets in non-investment grade (so-called high yield) securities. Many of the issues which were purchased were convertible issues. However, we did not start by choosing an asset allocation, and then buying issues within that security type.

In constructing the portfolio, we attempted to choose issues which we felt provided the best combination of income and potential capital appreciation, and which were selling at prices below their estimated intrinsic investment value. We reviewed those companies whose long-term outlook is sound, but might be encountering a cyclical industry downturn or temporary business setbacks. Often, the market harshly penalizes the prices of securities of these companies over the short term. This price penalty creates the opportunity to purchase such issues at levels which we believe, based on our research, are below their fair value after taking into account a company's long-term prospects.

In buying such issues cheaply, we try to build in some margin of safety, albeit in a market sector--high yield fixed income issues--where the risk of loss historically has been substantially higher than that of investment grade high quality issues.

When considering issues for possible investment, we rely on quantative analysis of the company's balance sheet, income and cash flow statements in order to determine the degree to which our investment might become permanently impaired should the company experience severe financial or operational difficulties. In addition to analysis of audited financial statements, we think several qualitative factors are important in selecting holdings. This analysis is especially important for high yield/high risk issues, where because of high debt levels, even small changes in revenues, unit output, or prices received or paid can result in disproportionately large adverse changes in operating results.

We like companies which are leaders, with a #1 or #2 position in their industry segments, with differentiated products and defensible market positions. We prefer industries with high barriers to entry, so that new competitors cannot easily enter and erode prices and market share. We also favor industries which are growing, especially those with product demand expanding faster than the overall economy. Industries undergoing consolidation, even those industries where overall growth is muted, frequently can offer companies which are market leaders the chance to grow faster than the underlying trend. Regulatory changes can also transform industries, causing a sea change in demand, pricing, and competitive opportunities.

                                     [LOGO]


Our portfolio holdings reflect both our quantitative and qualitative criteria. Our largest commitment--25.5% of total net assets at April 30, 1998--was to issues in the technology area, broadly defined. Most industry observers expect demand for products in this sector to grow 10% to 15% annually for the foreseeable future, although strong demand will be occasionally punctuated by short-term cyclical downturns, such as many companies are currently experiencing.

Issues of semiconductor capital equipment companies (Lam Research, Credence Systems and Cymer) comprise 10.2% of our portfolio. Holdings of semiconductor manufacturers (Amtel and Cypress Semiconductor), whose chips are used in a wide variety of computer, communications and industrial products amount to 7.5% of assets. Securities of other segments of the technology industry--memory products (HMT Technology) and network products ( Adaptec)--comprised 7.8% of assets.

You may note that while we share the  enthusiasm  of the Third Avenue Value Fund
(TAVF) and the Third Avenue Small-Cap Value Fund (TASCVF) for technology issues, we do not have any overlapping names. Why? Because of our goal of investing in income-producing securities, the Fund has focused on more leveraged companies which have public debt outstanding. TAVF and TASCVF on the other hand, concentrate on companies with little or no debt on their balance sheets in their search for long-term capital appreciation. Thus, while the three Third Avenue Funds use the same philosophy in considering potential investments, our different emphasis on potential capital gains and income among our three funds offer an excellent balance to our shareholders, who may well have diverse investment goals.

Holdings in telecommunications and related companies made up 19.5% of the Fund's portfolio. Local and long distance demand is growing at around 6% to 7% annually, or higher than overall domestic economic growth, while demand for data transmission and Internet services is growing at rates estimated at 30% to 40% per annum. Further, the historic Telecommunications Act of 1996 was designed to develop competition by encouraging the entry of new companies into the voice, data and Internet markets. While still small, some of these new entrants have very rapidly gained market share from local Bell operating companies and traditional long distance carriers by using newer technology and aggressively undercutting the incumbents' prices.

Our telecommunications holdings included:

         PSINet, which provides Internet access, Web hosting and related network services, both domestically and internationally;

         Level 3 Communications, which is building a local and long distance domestic and international telecommunications network, based on so-called Internet protocol technology, a system considered to offer substantially cheaper transmission costs than that of traditional circuit-switched networks;

         NEXTLINK, one of the new competitive local exchange carriers which have sprung up as a result of the Telecommunications Act. It provides telephone services to small and medium sized businesses; and

         DSC Communications, which manufactures digital access, switches, transmission and private network systems products in more than 60 countries to local and long distance, wireless, cellular and cable operators. Despite leading market positions in several high growth products, the company has stumbled with some regularity in executing too broad a product range, and in controlling inventory and working capital.

Health care issues comprise 15.4% of the Fund's portfolio. Demand for health services is rising faster than that of the overall economy. The industry is also undergoing consolidation as a result of regulatory and cost pressures, and often provides interesting investment opportunities when investor sentiment turns very negative--a fairly frequent event.

Our health care holdings equaled 15.4% of total net assets, and included:

         Columbia/HCA, which operates general and acute care hospitals as well as outpatient surgical centers and services. Prices of Columbia securities are substantially below levels of last spring, due to the government's continuing broad investigation into its operations and the resultant negative publicity. While we do not minimize the risk of an extremely large financial settlement to conclude these investigations, we believe new senior management has made positive steps to resolve these matters, and subsequently may restructure the company's considerable assets, clarifying the investment value of this holding.

         Sun Healthcare Group focuses on long-term care ( nursing homes), subacute care and specialty services, and it should benefit from fast growing patient populations in their target markets, in addition to making strategic acquisitions in this consolidating field.

         PhyMatrix primarily develops specialized medical facilities such as health parks, medical malls and medical office buildings. It also has a physician practice management organization whose strategy has evolved to develop disease management networks in specific geographic locations (Southeast and New York City tri-state area).

         Alpharma has restructured itself in the past few years into a multinational pharmaceutical company with specialty generic and proprietary human pharmaceuticals, and animal health products. A leader in its many market niches, it is extremely well diversified both by product and geography, and thus is not dependent on any blockbuster product or specific geographic area in its high growth markets.

Component suppliers to the automotive industry made up 8.1% of the portfolio's assets. While total industry output is expected to have low growth, suppliers to the major auto makers are rapidly consolidating, providing growth for leading companies far above unit growth, as successful companies provide ever larger and more sophisticated components of the auto. We own two leading systems suppliers:
MascoTech, which after a number of asset sales and acquisitions, now concentrates on metal formed components for engine and drive train applications; and BREED Technologies, which has transformed itself through many acquisitions, restructurings, and a Siemens joint venture, into a leading supplier of occupant safety systems (airbags, restraint systems, steering wheels, and electronics).

Energy and energy services comprised 6.9% of total net assets. We own securities in Pogo Producing, a relatively small oil and gas producer with an excellent record of low cost discovery, operating offshore in the Gulf of Mexico, onshore in the US, and owning promising concession acreage in the Gulf of Thailand. We also hold Key Energy, which provides land based oilfield well services in the US and Argentina. It has grown primarily through acquisitions in this rapidly consolidating sector.

To summarize, all of the Fund's holdings have ratings or estimated ratings below investment grade, otherwise known as high yield securities, or "junk bonds." We take the yield to maturity calculations based on our purchase prices with a grain of salt, simply as notational yields. We recognize that our actual realized returns may well be much lower or even much higher than the initially calculated yield to maturity, depending on capital losses or gains.

The goal of our focused research, as it is with TAVF and TASCVF, is to avoid permanent impairment of the Fund's capital, the better to enjoy any income and capital gains which may be achieved.

As  Benjamin  Graham  states in his  classic  text,  SECURITY  ANALYSIS,  fourth edition, "Deficient safety cannot be compensated for by an abnormally high coupon rate alone." We agree. We choose an issue because we believe the company is undervalued at its current price, and select the income-producing security--whether straight bond, convertible bond, or preferred stock--which represents the best combination of minimizing principal loss, providing current income and achieving capital gain.

Because we do not concentrate exclusively on maximizing current income when investing in high yield securities, we do not focus on the average yield of the high yield universe, or on the average default rate of these bonds, or on the current or historic yield advantage of high yield bonds versus Treasury yields, or on supply/demand conditions in the market, as measures to determine the portfolio structure.

We follow such data with great interest, because they can be thought provoking. However, this information has very little to do with how we select securities for our portfolio, as the above discussion illustrates. I look forward to discussing the portfolio with you again when our next quarterly report is issued.



Sincerely,

/s/Margaret D. Patel
--------------------
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                                     [LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1998
                                   (UNAUDITED)


                          PRINCIPAL                                              VALUE     % OF
                           AMOUNT($)  ISSUES                                    (NOTE 1) NET ASSETS
---------------------------------------------------------------------------------------------------
Convertible Bonds - 61.02%
Capital Equipment -         300,000   Lam Research Corp., 5.00% due 9/1/02     $  262,500   3.26%
Semiconductors                                                                 ----------

Computers - Memory          300,000   HMT Technology Corp., 5.75%
Devices                               due 1/15/04                                 262,500   3.26%
                                                                               ----------
Diversified                 300,000   MascoTech, Inc., 4.50% due 12/15/03         280,500   3.48%
Manufacturing                                                                  ----------

Electronic Components -     325,000   Atmel SA, 3.25% due 6/1/02                  305,094
Semiconductors              325,000   Cypress Semiconductor Corp.,
                                      6.00% due 10/1/02                           296,968
                                                                               ----------
                                                                                  602,062   7.47%
                                                                               ----------
Electric Utility Services   400,000   Itron, Inc., 6.75% due 3/31/04              374,000   4.64%
                                                                               ----------
Instrumentation -           300,000   Credence Systems Corp., 5.25%
Electronic Testing                    due 9/15/02                                 259,125   3.22%
                                                                               ----------
Lasers -                    350,000   Cymer, Inc., 3.50% due 8/6/04               294,875   3.66%
Systems/Components                                                             ----------

Medical - Generic Drugs     375,000   Alpharma, Inc., 5.75% due 4/1/05            380,625   4.72%
                                                                               ----------
Medical - Hospitals         325,000   Columbia/HCA Medical Care, Int'l.,
                                      6.75% due 10/1/06                           294,125   3.65%
                                                                               ----------
Medical Management          400,000   PhyMatrix Corp., 6.75% due 6/15/03          329,000   4.08%
Services                                                                       ----------

Networking                  425,000   Adaptec, Inc., 4.75% due 2/1/04             365,500   4.54%
                                                                               ----------
Office Supplies             400,000   U.S. Office Products Co.,
                                      5.50% due 5/15/03                           378,000   4.69%
                                                                               ----------
Oil/Gas Exploration         300,000   Pogo Producing Co., 5.50% due 6/15/06       306,375   3.80%
                                                                               ----------
Oil Field Services          300,000   Key Energy Group, Inc.,
                                      5.00% due 9/15/04                           250,500   3.11%
                                                                               ----------
Telecommunication           300,000   DSC Communications Corp.,
Equipment                             7.00% due 8/1/04                            277,500   3.44%
                                                                               ----------
                                      TOTAL CONVERTIBLE BONDS
                                      (Cost $4,822,626)                         4,917,187
                                                                               ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1998
                                   (UNAUDITED)


                                                                                 VALUE     % OF
                             SHARES   ISSUES                                    (NOTE 1) NET ASSETS
---------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 17.68%
Auto Parts Original           7,000   BREED Technologies, Inc.,
                                      6.50% due 11/15/27                       $  369,250   4.58%
                                                                               ----------
Insurance                     5,000   Conseco Finance Trust IV
                                      7.00% due 2/16/01                           273,750   3.40%
                                                                               ----------
Medical -                     9,000   Sun Financing I 7.00% due 5/1/28            236,250   2.93%
Long Term/Subacute                                                             ----------

Networking                    5,000   Coltec Capital Trust 5.25%
                                      due 4/15/28                                 260,000   3.23%
                                                                               ----------
Telephone Services            6,000   NEXTLINK Communications, Inc.,
                                      6.50% due 3/31/10                           285,000   3.54%
                                                                               ----------
                                      TOTAL CONVERTIBLE PREFERRED STOCK         1,424,250
                                      (Cost $1,401,988)                        ----------

                           PRINCIPAL
                           AMOUNT($)
---------------------------------------------------------------------------------------------------
Corporate Bonds - 18.74%
Internet Software           500,000   PSINet, Inc., 10.00% due 2/15/05            515,000   6.39%
                                                                               ----------
Real Estate                 500,000   BF Saul REIT 9.75% due 4/1/08               498,750   6.19%
Development                                                                    ----------

Telephone Services          500,000   Level 3 Communications, Inc.,
                                      9.125% due 5/1/08                           496,250   6.16%
                                                                               ----------
                                      TOTAL CORPORATE BONDS                     1,510,000
                                      (Cost $1,497,896)                        ----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1998
                                   (UNAUDITED)


                          PRINCIPAL                                              VALUE     % OF
                           AMOUNT($)  ISSUES                                    (NOTE 1) NET ASSETS
---------------------------------------------------------------------------------------------------
Short Term Investments - 4.33%
Repurchase Agreements       348,755   Bear Stearns 5.40% dated 4/30/98 (a)     $  348,755
                                                                               ----------
                                      TOTAL SHORT TERM INVESTMENTS                348,755   4.33%
                                      (Cost $348,755)                          ----------

                                      TOTAL INVESTMENT PORTFOLIO - 101.77%
                                      (Cost $8,071,265)                         8,200,192
                                                                               ----------
                                      LIABILITIES NET OF CASH
                                      AND OTHER ASSETS - (1.77%)                 (142,879)
                                                                               ----------
                                      NET ASSETS - 100.00%                     $8,057,313
                                      (Applicable to 773,085                   ==========
                                         shares outstanding)

                                      NET ASSET VALUE PER SHARE                    $10.42
                                                                                   ======

Notes:
  (a) Repurchase agreement collateralized by:
      Resolution Trust Corp., par value $1,230,000, 7.64% matures 7/25/28: market value $356,022.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                   (UNAUDITED)




ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $8,071,265)           $ 8,200,192
Cash and cash equivalents (Note 1)                                       9,882
Receivable for fund shares sold                                        138,878
Receivable from investment adviser                                      12,312
Interest receivable                                                     78,800
Deferred organizational costs (Note 1)                                  28,751
Other assets                                                            21,993
                                                                   -----------
    Total assets                                                     8,490,808
                                                                   -----------

LIABILITIES:
Payable for securities purchased                                       352,574
Payable for fund shares redeemed                                        20,552
Accounts payable and accrued expenses                                   60,369
Commitments                                                                 --
                                                                   -----------
    Total liabilities                                                  433,495
                                                                   -----------
    Net assets                                                     $ 8,057,313
                                                                   ===========

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
    773,085 shares outstanding                                     $ 7,878,353
Accumulated undistributed net investment income                         44,408
Accumulated undistributed net realized gains from
    investment transactions                                              5,625
Net unrealized appreciation of investments                             128,927
                                                                   -----------
    Net assets applicable to capital shares outstanding            $ 8,057,313
                                                                   ===========
Net asset value and offering price per share                            $10.42
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                          THIRD AVENUE HIGH YIELD FUND
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED APRIL 30, 1998*
                                   (UNAUDITED)

INVESTMENT INCOME:
   Interest                                                      $  60,267
                                                                 ---------
EXPENSES:
   Investment advisory fees (Note 3)                                 7,512
   Directors' fees and expenses                                     10,523
   Auditing and tax consulting fees                                 10,230
   Administration fees (Note 3)                                      9,069
   Registration and filing fees                                      8,354
   Transfer agent fees                                               5,580
   Accounting services                                               5,163
   Custodian fees (Note 4)                                           2,923
   Reports to shareholders                                           2,456
   Amortization of organizational expenses (Note 1)                  1,249
   Miscellaneous expenses                                              294
                                                                 ---------
               Total operating expenses                             63,353
                                                                 ---------
   Expenses waived and reimbursed (Note 3)                         (47,494)
                                                                 ---------
               Net expenses                                         15,859
                                                                 ---------
               Net investment income                                44,408
                                                                 ---------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                 5,625
   Net change in unrealized appreciation on investments            128,927
                                                                 ---------
               Net realized and unrealized gains
                     on investments                                134,552
                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 178,960
                                                                 =========

*The Fund commenced investment operations February 12, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE
                                                                    PERIOD
                                                                     ENDED
                                                                   04/30/98*
                                                                  (UNAUDITED)
                                                                  -----------
OPERATIONS:
  Net investment income                                              $ 44,408
  Net realized gains on investments                                     5,625
  Net change in unrealized appreciation on investments                128,927
                                                                  -----------
  Net increase in net assets resulting from operations                178,960
                                                                  -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                      7,903,190
  Net asset value of shares issued in reinvestment of
       dividends and distributions                                         --
  Cost of shares redeemed                                             (24,837)
                                                                  -----------
  Net increase in net assets resulting from capital
       share transactions                                           7,878,353
                                                                  -----------
  Net increase in net assets                                        8,057,313
  Net assets at beginning of period                                         0
                                                                  -----------
  Net assets at end of period
      (including undistributed net investment income of $44,408)  $ 8,057,313
                                                                  ===========

* The Fund commenced investment operations February 12, 1998.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                          THIRD AVENUE HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS


Selected data (for a share outstanding throughout the period) and ratios are as follows:

                                                                    FOR THE
                                                                    PERIOD
                                                                     ENDED
                                                                   04/30/98*
                                                                  (UNAUDITED)
                                                                  -----------
Net Asset Value, Beginning of Period                                 $10.00
                                                                     ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                 .06
  Net gain on securities (both realized and unrealized)                 .36
                                                                     ------
    Total from Investment Operations                                    .42
                                                                     ------

Net Asset Value, End of Period                                       $10.42
                                                                     ======
Total Return (since inception)                                         4.20%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of period (in thousands)                           $8,057
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                       7.59%(1)
    After expense reimbursement                                        1.90%(1)
  Ratio of Net Income to Average Net Assets
       Before expense reimbursement                                   (0.37%)(1)
       After expense reimbursement                                     5.32%(1)
  Portfolio Turnover Rate                                                11%

(1) Annualized
* The Fund commenced investment operations February 12, 1998.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of three separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue High Yield Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue High Yield Fund commenced investment operations on February 12, 1998. Third Avenue Value Fund and Third Avenue Small-Cap Value Fund seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While both Third Avenue Value Fund and Third Avenue Small-Cap Value Fund pursue a capital appreciation objective, each Fund has a distinct investment approach. Third Avenue High Yield Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a similar value discipline in selecting securities.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue High Yield Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)




securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.

Accounting policies:

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 1998, such securities had a total fair value of $154,647,147 or 7.73% of net assets of Third Avenue Value Fund and

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)


$4,884,478 or 2.94% of net assets of Third Avenue Small-Cap Value Fund. The cost of these securities are $116,251,572 and $2,847,500, respectively, for Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, a Fund's cost at the date of purchase, a percentage of a Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

Security transactions and investment income:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o Investments: At the prevailing rates of exchange on the valuation date.

     o Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign ex-

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)

change rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Forward foreign currency contracts:

Third Avenue Value Fund and Third Avenue Small-Cap Value Fund engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the potential inability of the counter parties to meet the terms of the contracts, which are generally limited to the amount of unrealized gain on the contract at the date of default. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of contracts. The statement of operations reflects net unrealized gains on these contracts.

Foreign option contracts:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of option strategies provide the Funds with protection against a rally in the U.S. dollar versus the Japanese Yen while retaining the benefits of an appreciation in Japanese Yen on equity holdings.

Loans of portfolio securities:

Third Avenue Small-Cap Value Fund and Third Avenue High Yield Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loan, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount at least equal to 102% of the value of the security loaned. The cash collateral received is invested in a short-term instrument. The Funds

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)


had no securities on loan at April 30, 1998. Risks may arise upon entering into securities lending to the extent that the value of the collateral declines below the value of the securities loaned.

Repurchase agreements:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provision of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Organizational costs:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund, and $30,000 for Third Avenue High Yield Fund are being amortized on a straight line basis over five years from commencement of operations.

Distributions to shareholders:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

Federal income taxes:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)

Expense Allocation:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

2. SECURITIES TRANSACTIONS

Purchases and sales/conversions:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended April 30, 1998 were as follows:

                                                 Purchases           Sales
                                                 ---------           -----
Third Avenue Value Fund:
     affiliated                                $ 85,801,776       $         0
     unaffiliated                               703,578,482        52,153,364
Third Avenue Small-Cap Value Fund:
     unaffiliated                                59,708,236         1,826,063
Third Avenue High Yield Fund:
     unaffiliated                                 8,211,608           505,625


3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of .90% (an annual fee of .90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees, rent and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries and rent are included under the caption Administration. Whenever, in any fiscal year, a Fund's

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)

normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the period ended April 30, 1998. The adviser reimbursed Third Avenue High Yield Fund $47,494 for the period ended April 30, 1998.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to .10% of the average daily net assets invested into the Trust by the agents' customers in an omnibus account. In exchange for these fees, the service agent renders to such customers various administrative services, which the Trust would otherwise be obligated to provide at its own expense.


4. RELATED PARTY TRANSACTIONS

Brokerage commissions:

Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended April 30, 1998, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund incurred total brokerage commissions of $681,239 and $144,860, respectively, of which approximately $524,111 and $74,904 was earned by M.J. Whitman, Inc., and, with respect to Third Avenue Value Fund, $38,637 was earned by M.J. Whitman Senior Debt Corp.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)


INVESTMENTS IN AFFILIATES:

A summary of Third Avenue Value Fund's transactions in securities of affiliated issuers for the period ended April 30, 1998 is set forth below:



                                           SHARES/                       SHARES/                    DIVIDEND/
                                          PRINCIPAL                     PRINCIPAL                   INTEREST
                                           HELD AT     SHARES/           HELD AT      VALUE AT        INCOME
                                           OCT. 31,   PRINCIPAL SHARES  APRIL 30,    APRIL 30,    NOV. 1, 1997-
NAME OF ISSUER:                              1997     PURCHASED  SOLD     1998         1998       APRIL 30, 1998
-------------                              -------    ---------  ----  ----------  ------------   --------------
ACMAT Corp. Class A                        189,978          --    --      189,978  $  2,968,406            --
American Physicians Service Group, Inc.    200,000     337,000    --      537,000     3,826,125            --
Carver Bancorp, Inc.                       218,500          --    --      218,500     3,250,188            --
CGA Group, Ltd.                            838,710          --    --      838,710     4,193,550            --
CGA Group, Ltd., Series A                  207,969      14,544*   --      222,513     5,562,826    $  363,600
CGA Group, Ltd., Series B                  171,429          --    --      171,429     4,285,725            --
CGA Special Account Trust               $6,428,575          --    --   $6,428,575     6,428,575       152,847
Danielson Holding Corp.                    803,669          --    --      803,669     6,228,435            --
Electro Scientific Industries, Inc.        555,700     237,700    --      793,400    30,149,200            --
Electroglas, Inc.                        1,070,000     119,100    --    1,189,100    20,066,063            --
First American Financial Corp.             814,700     407,350**  --    1,222,050    86,841,928       346,248
FSI International, Inc.                  1,534,250   1,286,650    --    2,820,900    33,145,575            --
Interphase Corp.                           300,000          --    --      300,000     2,428,110            --
Mountbatten, Inc.                          293,000          --    --      293,000     3,992,125            --
Protocol Systems, Inc.                           0     501,100    --      501,100     4,854,406            --
Silicon Valley Group, Inc                  551,900   1,808,500    --    2,360,400    44,847,600            --
Stewart Information Services Corp.         975,700          --    --      975,700    34,271,463       136,598
St. George Holdings, Ltd. Class A          912,442          --    --      912,442        91,244           920
St. George Holdings, Ltd. Class B            7,549          --    --        7,549           755            --
Tecumseh Products Co. Class A               33,200      92,200    --      125,400     6,317,025        62,580
Tecumseh Products Co. Class B              358,500      58,800    --      417,300    22,038,656       232,740
Tejon Ranch Co.                          3,045,508          --    --    3,045,508    71,199,835        76,138
Veeco Instruments, Inc.                    218,700     420,100    --      638,800    25,791,550            --
Vertex Communications Corp.                306,900          --    --      306,900     8,171,213            --
                                                                                   ------------    ----------
    Total Affiliates                                                               $430,950,578    $1,371,671
                                                                                   ============    ==========

*  Increase due to pay-in-kind dividends.
** Increase due to a 3:2 stock split.

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                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:


                                    THIRD AVENUE                 THIRD AVENUE         THIRD AVENUE
                                     VALUE FUND             SMALL-CAP VALUE FUND     HIGH YIELD FUND
                             -------------------------  ---------------------------  ---------------
                               FOR THE      FOR THE       FOR THE       FOR THE         FOR THE
                              SIX MONTHS      YEAR       SIX MONTHS      PERIOD          PERIOD
                                 ENDED        ENDED         ENDED         ENDED           ENDED
                             APRIL 30, 1998 OCTOBER 31, APRIL 30, 1998  OCTOBER 31,   APRIL 30, 1998
                              (UNAUDITED)      1997      (UNAUDITED)      1997         (UNAUDITED)
                             ------------   ----------  --------------  -----------  ---------------
Increase in Fund shares:
Shares outstanding at
   beginning of period         51,537,358   23,364,688    8,670,943             --           --
Shares sold                    13,679,230   34,497,303    6,269,711      9,845,798      775,509
Shares reinvested from
   dividends and
   distributions                  877,097      584,725       46,998             --           --
Shares redeemed                (7,637,562)  (6,909,358)  (2,356,834)    (1,174,855)      (2,424)
                               ----------   ----------   ----------      ---------      -------
Net increase in Fund shares     6,918,765   28,172,670    3,959,875      8,670,943      773,085
                               ----------   ----------   ----------      ---------      -------
Shares outstanding at
   end of period               58,456,123   51,537,358   12,630,818      8,670,943      773,085
                               ==========   ==========   ==========      =========      =======


6. COMMITMENTS

Third Avenue Value Fund has committed a $5,000,000 capital investment to Head Insurance Investors LP of which $3,126,204 has been funded as of April 30, 1998. Securities valued at $1,882,986 have been segregated to meet the requirements of this commitment.

7. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign Securities:

The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply with Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign with-

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1998
                                   (UNAUDITED)


holding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Fund. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High Yield Debt:

Third Avenue Value Fund and Third Avenue High Yield Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Loans and Other Direct Debt Instruments:

Third Avenue Value Fund and Third Avenue High Yield Fund invest in loans and other direct debt instruments by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Trade Claims:

Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS

                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       Chief Operating Officer, President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS
            THIRD AVENUE VALUE FUND       THIRD AVENUE SMALL-CAP VALUE FUND
          North American Trust Company      THIRD AVENUE HIGH YIELD FUND
                  225 Broadway                 Custodial Trust Company
            San Diego, CA 92101-4492             101 Carnegie Center
                                              Princeton, NJ 08540-6231


                                     [LOGO]


                                767 Third Avenue
                             NEW YORK, NY 10017-2023

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                                www.mjwhitman.com